Third Quarter 2020 Earnings Call October 23, 2020

FORWARD-LOOKING STATEMENTS This investor presentation contains forward-looking statements, as defined by federal securities laws, including statements about CapStar Financial Holdings, Inc. (“CapStar”) and its financial outlook and business environment. All statements, other than statements of historical fact, included in this release and any oral statements made regarding the subject of this release, including in the conference call referenced herein, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements“ within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1955. The words “expect“, “anticipate”, “intend”, “may”, “should”, “plan”, “believe”, “seek“, “estimate“ and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (I) deterioration in the financial condition of borrowers of the Company and its subsidiaries, resulting in significant increases in loan losses and provisions for those losses; (II) the effects of the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the Covid-19 pandemic and its impact on general economic and financial market conditions and on the Company’s customer’s business, results of operations, asset quality and financial condition; (III) the ability to grow and retain low-cost, core deposits and retain large, uninsured deposits, including during times when the Company is seeking to lower rates it pays on deposits; (IV) the impact of competition with other financial institutions, including pricing pressures and the resulting impact on the Company’s results, including as a result of compression to net interest margin; (V) fluctuations or differences in interest rates on loans or deposits from those that the Company is modeling or anticipating, including as a result of the Company’s inability to better match deposit rates with the changes in the short term rate environment, or that affect the yield curve; (VI) difficulties and delays in integrating required businesses or fully realizing cost savings or other benefits from acquisitions; (VII) the Company‘s ability to profitably grow its business and successfully execute on its business plans; (VIII) any matter that would cause the Company to conclude that there was impairment of any asset, including goodwill or other intangible assets; (IX) the vulnerability of the Company’s network and online banking portals, and the systems of customers or parties with whom the Company contracts, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (X) the availability of and access to capital; (XI) adverse results (including costs, fines, reputational harm, inability to obtain necessary approvals, and/or other negative affects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the Covid-19 pandemic; and (XII) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements contained in this press release (we speak only as of the date hereof ), whether as a result of new information, future events, or otherwise.   NON-GAAP MEASURES This investor presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations. Such measures include: “Efficiency ratio – operating,” “Expenses – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” and “Tangible common equity to tangible assets.” Management has included these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating CapStar’s underlying performance trends. Further, management uses these measures in managing and evaluating CapStar’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation. Disclosures

Strong quarter despite challenging operating environment Operating earnings per share of $0.43 Includes $1.9MM expense related to previously terminated swaps and $394K gain on branch sale $0.48 adjusting for above items 3Q operating PTPP / Assets, adjusted for above items, was 2.06% Mortgage contributed approximately $0.16 and provision expense totaled $0.08 per share A significant portion of TBVPS dilution earned back through strong mortgage and FCB’s contribution Solid revenue growth to include benefit of FCB acquisition Revenue per share, adjusted for above items, up 6.4% and 3.6% with and without mortgage Net interest income increased due to higher average earning assets with minimal impact from rates CapStar and FCB, on a combined basis, experienced deposit and loan growth during the quarter Noninterest income benefited from record mortgage and SBA results as well as FCB’s contribution Disciplined expense control Operating efficiency ratio of 55.6%, excluding mortgage and adjusted for above items FCB one-time and cost saves on track Proactive risk management Continued low past dues, classified loans, and net-charge offs Minimal loan deferrals to a small number of borrowers Maintained significant on and off-balance sheet liquidity 3Q20 Highlights

Financial Results (Dollars in millions, except per share data) GAAP 3Q20 Favorable/(Unfavorable)   2Q20 3Q19 Net Interest Income $19.66 11% 15% Noninterest Income $14.80 37% 118% Revenue $34.46 21% 44% Noninterest Expense $22.74 (20%) (46%) Pre-tax Pre-provision Income $11.72 23% 39% Provision for Loan Losses $2.12 (30%) NM Net Income $7.49 21% 16% Diluted EPS $0.34 1% (2%) Operating(1) 3Q20 Favorable/(Unfavorable) 2Q20 3Q19 $19.66 11% 15% $14.80 37% 118% $34.46 21% 44% $20.19 (9%) (32%) $14.27 43% 66% $2.12 (30%) NM $9.37 44% 42% $0.43 20% 20% Operating results are non-GAAP financial measures that adjust GAAP net income and other metrics for certain revenue and expense items. See the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation, which use a blended statutory income tax rate of 26.14% and exclude non-deductible one-time merger items.

Key Performance Indicators

(Dollars in millions, except for per share data)

	Operating Metrics[1]	3Q20 Adjusted[5]	3Q20	2Q20	3Q19
Profitability	Net Interest Margin[2] (tax equivalent basis)	2.98%	2.72%	3.23%	3.66%
	Efficiency Ratio[3]	56.12%	58.59%	64.87%	64.08%
	Pretax Preprovision Income / Assets[4]	2.06%	1.86%	1.71%	1.70%
	Return on Average Assets	1.38%	1.22%	1.11%	1.31%
	Return on Average Tangible Equity	15.49%	13.76%	11.02%	11.83%
Growth	Total Assets (Avg)		$3,044	$2,350	$2,006
	Total Deposits (Avg)		$2,648	$2,032	$1,705
	Total Loans HFI (Avg)		$1,906	$1,561	$1,446
	Pre-tax Pre-provision Income	$15.79	$14.27	$10.01	$8.60
	Net Income	$10.55	$9.37	$6.51	$6.60
	Diluted EPS	$0.48	$0.43	$0.36	$0.36
	Tangible Book Value per Share		$12.92	$13.02	$12.17
Soundness	Net Charge-Offs to Average Loans (Annualized)		0.00%	0.18%	-0.01%
	Non-Performing Assets / Loans + OREO		0.16%	0.20%	0.19%
	Allowance for Loan Losses / Loans Held for Investment		1.22%	1.32%	0.91%
	Tangible Common Equity / Tangible Assets		9.54%	9.92%	11.23%
	Total Risk Based Capital		15.96%	16.76%	13.46%

(1) Operating results are non-GAAP financial measures that adjust GAAP net income and other metrics for certain revenue and expense items. See the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation, which use a blended statutory income tax rate of 26.14% and exclude non-deductible one-time merger items.
(2) Calculated on a tax equivalent basis.
(3) Efficiency ratio is Noninterest expense divided by the sum of net interest income and noninterest income.
(4) Pre-tax Pre-provision Operating ROA calculated as ROA excluding the effect of income tax expense, provision expense and merger charges
(5) Adjusted for $1.9MM expense related to previously terminated swaps and $394K gain on branch sale

CAPSTAR FINANCIAL HOLDINGS, INC.

5

Financial Detail

Net Interest Income / Margin(1) NII increases over past three quarters NIM relatively stable, adjusting for 42 bps impact of significant excess deposits 2Q20 $30MM sub debt issuance, while bolstering capital ratios, adversely impacted the 3Q20 NIM by 5 bps 3Q20 includes $1.9MM of expense related to previously terminated swaps Adversely impacted current quarter NIM by 26 bps Forward NII benefit of approximately $700,000 annually; equivalent to 4-7 bps to the NIM Calculated on a tax equivalent basis.

Deposit Growth and Costs Avg Deposit balances increased $617MM or 120.7% over 2Q20(1) Includes FCB average balances of $442.2MM Additional deposit growth of $174.3MM in core markets Deposit costs were 0.39%, excluding the acceleration of the amortization of swap expense Lowered deposit rates late third quarter; anticipate further benefit in 4Q20 Strategically addressing excess deposits Continued pricing opportunities Special loan programs Prudent short-duration investments Potential run-off methods (1) Annualized % change from 2Q20 to 3Q20. (2) 3Q20 excludes the amortization of swap expense. Fed Funds 1.75% Fed Funds 0.25% (2)

Loan Growth and Yields Avg Loans HFI less PPP increased $284MM over 2Q20 Includes avg FCB balances of $289MM Line utilization has decreased $45.6MM from 52.1% to 45.8% since 1Q20 EOP loans increased $17.5MM or 3.7% annualized including FCB’s June 30 ending balances; working to strengthen internal capabilities Strong and growing pipelines Knoxville loans approaching $100MM by year-end New 4Q20 Rutherford/Williamson County team Significant wins from PPP non-customers PPP loans were $217MM at September 30 Higher quality balance sheet with SNCs accounting for <5% of loans down from a high of 22%

Noninterest Income Includes $467K of non-interest income from FCB Mortgage banking up from the prior year and quarter due to higher volumes and spreads Tri-Net in line with previous quarters following strong quarter which had 4Q19 carry over production Gain on sale of SBA loans totaled $476K; an increase of $463K vs 2Q20 Other includes $394K gain on sale of 2 dormant branches acquired in the Athens Federal acquisition   Three Months Ended (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2020 2020 2020 2019 2019 Noninterest Income  Treasury Management and Other Deposit Service Charges $ 1,064 $ 691 $ 775 $ 736 $ 788 Net Gain (Loss) on Sale of Securities 34 13 27 9 0 Tri-Net Fees 668 1,260 599 274 847 Mortgage Banking 9,686 7,123 2,253 2,316 2,679 Wealth Management Fees 382 374 407 407 379 Gain on Sale of SBA Loans 476 13 35 0 462 Interchange and Debit Card Transaction Fees 936 729 724 928 754 Other 1,557 619 1,053 1,050 880 Total Noninterest Income $ 14,804 $ 10,823 $ 5,874 $ 5,719 $ 6,788 Average Assets 3,043,847 2,350,021 2,059,306 2,030,231 2,005,950 Noninterest Income / Average Assets 1.93% 1.85% 1.15% 1.12% 1.34%

Residential mortgage loans closed increased $54MM from 2Q20 Refinance activity was 56% of the origination volume for the quarter compared to 68% in 2Q20 and 53% in 3Q19 Mortgage banking revenue increased $2.6MM due to an increase in volume and gain on sale % over 2Q20 Mortgage Banking Revenue

Noninterest Expense

(Dollars in thousands)	Three Months Ended September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Noninterest Expense					
Salaries and Employee Benefits	$ 12,949	$ 12,305	$ 8,002	$ 9,318	$ 9,229
Data Processing & Software	2,353	2,100	1,864	1,835	1,790
Professional Fees	638	581	636	531	528
Occupancy	999	797	820	795	858
Equipment	864	680	751	834	1,012
Regulatory Fees	397	333	163	28	18
Merger Related Expenses	2,548	448	290	163	187
Amortization of Intangibles	539	375	386	397	408
Other Operating	1,452	1,315	1,299	1,365	1,501
Total Noninterest Expense	**$ 22,739**	**$ 18,934**	**$ 14,211**	**$ 15,266**	**$ 15,531**
Efficiency Ratio	*65.99%*	*66.44%*	*63.06%*	*68.46%*	*64.87%*
Average Assets	*$ 3,043,847*	*$ 2,350,021*	*$ 2,059,306*	*$ 2,030,231*	*$ 2,005,950*
Noninterest Expense / Average Assets	*2.97%*	*3.24%*	*2.78%*	*2.98%*	*3.07%*
FTE	*403*	*286*	*288*	*289*	*290*
Operating Noninterest Expense(1)	$ 20,191	$ 18,486	$ 13,921	$ 15,103	$ 15,344
Operating Efficiency Ratio(1)	58.59%	64.87%	61.78%	67.73%	64.08%
Operating Noninterest Expense / Average Assets(1)	2.64%	3.16%	2.72%	2.95%	3.04%

- Operating Efficiency ratio improved for the quarter principally due to strong mortgage results and the benefit of the FCB acquisition
- Excluding mortgage and adjusting for the swap expense and branch gain on sale, the operating efficiency ratio was 55.6% due to strong operating leverage
  - Revenue increased $5.0MM
  - Noninterest expense increased $1.6MM

(1) Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. See the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation, which use a blended statutory income tax rate of 26.14% and exclude non-deductible one-time merger related items.

CAPSTAR FINANCIAL HOLDINGS, INC. 12

Risk Management

Strong credit underwriting and portfolio management culture Diversified portfolio in resilient markets; enhanced with recent acquisitions Monthly asset quality reviews 3Q20 successfully completed the second of three external loan reviews Annual external stress test completed 4/20 COVID-19 impact update Continued low past dues, classified loans, and net-charge offs Deferrals of 4.7% among 44 borrowers Performing monthly review of each pandemic sensitive borrower assessing liquidity, cash flow trends and expectations Loan Portfolio Summary (1) Commercial & Industrial includes Commercial & Industrial loans and Owner Occupied CRE loans. (1)

Loan Deferrals (1) Pre-Pandemic LTV Loan deferrals of 4.7% Includes any form of relief such as modifications that still require payments of interest only 20% of deferred loans are on P&I deferral expiring in 4Q20; remaining on interest only deferral ranging from 4Q20 to 4Q21 Approach is tailored to borrower situations generally granted in return for Liquidity preservation covenants Enhanced financial reporting Enhanced guaranties

Hotel Deferrals Market # of Projects Choice Hotels Hilton Marriott Wyndham Non-Flag Not Deferred East TN 7 $0.9 - $7.7 $7.6 $0.1 Nashville 5 4.7 7.4 8.8 - 5.9 MS 1 - 7.7 - - - Deferred East TN 3 - 7.4 8.8 - - Nashville 2 - - 17.8 - - TX 1 - - 6.7 - - Total 19 $5.6 $22.6 $49.8 $7.6 $6.0 Average Hotel LTV is 57% One Nashville project is recently completed and remains in the initial interest only phase One Nashville project is under construction with $3MM remaining to be drawn MS and TX projects are with Tennessee borrowers LTV by Appraisal Year: Prior to 2016:      55% 2016:                     71% 2017:                     73% 2018:                     57% 2019:                     54% (Dollars in millions)

Loan Portfolio Performance (1) (1) Classified Assets exclude purchased credit impaired loans. Delinquencies remain low and stable Classified and NPA levels remain at low levels Average net charge-offs equate to <$200K/quarter for the last 5 quarters

Allowance for Loan Losses Due to the uncertainty of the impact of COVID-19, proactively increased allowance for loan losses in 1Q and 2Q20 In 3Q20, provision was influenced by growth and an increase in qualitative factors reflecting continued economic uncertainty The current reserve of $23MM plus the $4MM fair value mark on acquired loans equates to a 1.43% reserve/loans or 1.61% excluding PPP Loans (1) PPP Loan balances net of unearned fees as of 9/30/2020. (1)

FCB Merger Update

New CapStar Footprint

Project New CapStar

CapStar has developed a highly successful customer-centric banking model in favorable banking markets Recognized as a market leader by customers and Greenwich & Associates Actively involved in our communities Highly regarded by regulators However, historical operating results have not been as profitable and growth has not been at the level of industry averages Building on the momentum of the last 12 months and with a new competitive management team in place, we have just completed a new 3-year strategic plan, focused on: Why New CapStar? generating operating results and compound annual returns to common shareholders that exceed industry and market averages

Historical Operating Performance NIM as been consistently lower and more volatile while efficiency has been at or above industry levels 2.47% TBVPS CAGR since inception Banking Industry Profitability Since 2009 $44,125 For the year ended, 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Net Interest margin CapStar 2.0299999999999998 2.4500000000000002 2.72 3.32 3.45 3.19 3.18 3.17 3.19 3.52 3.63 Median of banks $500mm - $10b 3.65 3.76 3.8 3.71 3.6 3.6 3.56 3.59 3.62 3.72 3.67 3.42 3.33 3.29 Median of banks $25B and below under KBW Coverage Efficiency ratio CapStar 241.3 116.21 77.150000000000006 66.069999999999993 69.47 71.459999999999994 70.92 65.42 62.15 77.39 64.33 Median of banks $500mm - $10b 68.8 67.27 67.599999999999994 67.53 68.72 68.900000000000006 68.009999999999991 67.290000000000006 65.959999999999994 64.52 65.094999999999999 58.5 61.1 61.7 Median of banks $25B and below under KBW Coverage PTPPAA (%) CapStar -3.1118285355573492 -0.41091509204651577 0.64098153881435616 1.1554994160059566 1.0735074565089728 1.0572104853497479 1.1062402464659458 1.3495319405065498 1.467964034182097 0.96151395978969001 1.5560805258833197 Median of banks $500mm - $10b 1.3027146097952798 1.3975507672281404 1.3972130944502525 1.387924179612978 1.2909968538551051 1.2975502431591617 1.3303173907560089 1.3715918711622652 1.4206828482883485 1.4965228020464996 1.502118340631132 1.63 1.48 1.44 Median of banks $25B and below under KBW Coverage ROAA (%) [Tax Benefit] CapStar -4.24 -0.79 0.34 1.1200000000000001 0.62 0.47 0.66 0.76 0.16 0.68 1.1599999999999999 Median of banks $500mm - $10b 0.56000000000000005 0.69 0.81 0.9 0.9 0.93 0.94 0.96 0.9 1.1499999999999999 1.17 0.77 0.79 0.88 Median of banks $25B and below under KBW Coverage Net Interest margin Efficiency ratio ROAA (%)

Historical Total Return to Shareholders CSTR total return based on base per share value of $10.00 from CapStar Bank’s inception on July 14, 2008 until IPO NASDAQ Bank Index stock price change shown CSTR total return based on IPO price of $15.00 per share Note: Total return includes appreciation in share value and common stock dividends Source: S&P Global Market Intelligence CapStar Inception to Present (July 14, 2008 – August 21, 2020) CapStar IPO to Present (September 21, 2016 – August 21, 2020) 2.1% (10.8%) (28.6%) 92.7% 39.9% 7.0%

New CapStar Objectives In 4Q20, we are excited to roll out our new strategic plan across the company and initiate project New CapStar to fully engage each of our teammates and have organized tactics toward improving results Our approach will entail an orchestrated and disciplined review of sales processes, pricing discipline, workforce productivity, vendor arrangements, and capital utilization with the goal of: Enhancing the level and consistency of our profitability, and Expanding and accelerating our growth opportunities Successful execution will result in a stronger company for our customers, employees, communities, and shareholders

Appendix: Other Financial Results and Non-GAAP Reconciliations

  (Dollars in thousands, except per share information) September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 TANGIBLE EQUITY Total Shareholders’ Equity $ 333,895 $ 281,950 $ 275,790 $ 273,046 $ 268,082 Less: Intangible Assets 50,222 43,633 44,008 44,393 44,790 Tangible Equity 283,673 238,317 231,782 228,653 223,292 TANGIBLE COMMON EQUITY Tangible Equity $ 283,673 $ 238,317 $ 231,782 $ 228,653 $ 223,292 Less: Preferred Equity - - - - - Tangible Common Equity 283,673 238,317 231,782 228,653 223,292 TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS Tangible Common Equity $ 283,673 $ 238,317 $ 231,782 $ 228,653 $ 223,292 Total Assets 3,024,348 2,445,172 2,072,585 2,037,201 2,033,911 Less: Intangible Assets 50,222 43,633 44,008 44,393 44,790 Tangible Assets 2,974,127 2,401,539 2,028,578 1,992,808 1,989,121 Tangible Common Equity to Tangible Assets 9.54% 9.92% 11.43% 11.47% 11.23% TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 283,673 $ 238,317 $ 231,782 $ 228,653 $ 223,292 Shares of Common Stock Outstanding 21,947,805 18,302,188 18,307,802 18,361,922 18,343,403 Tangible Book Value Per Share, Reported $12.92 $13.02 $12.66 $12.45 $12.17 Non-GAAP Financial Measures

  Three Months Ended (Dollars in thousands, except per share information) September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Total Average Shareholders’ Equity $ 321,505 $ 281,614 $ 278,550 $ 271,568 $ 266,441 Less: Average Intangible Assets 50,577 43,871 44,253 44,646 45,050 Average Tangible Equity 270,928 237,743 234,297 226,922 221,391 Net Income 7,487 6,181 1,346 5,421 6,466 Return on Average Tangible Equity (ROATE) 10.99% 10.46% 2.31% 9.48% 11.59% RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE) Average Tangible Equity $ 270,928 $ 237,743 $ 234,297 $ 226,922 $ 221,391 Less: Preferred Equity - - - - 7,043 Average Tangible Common Equity 270,928 237,743 234,297 226,922 214,347 Net Income 7,487 6,181 1,346 5,421 6,466 Return on Average Tangible Common Equity (ROATCE) 10.99% 10.46% 2.31% 9.48% 11.97% Non-GAAP Financial Measures

  Three Months Ended (Dollars in thousands, except per share information) September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 OPERATING NET INCOME Net Income (Loss) $ 7,487 $ 6,181 $ 1,346 $ 5,421 $ 6,466 Add: Merger Related Expense 2,548 448 290 163 187 Less: Income Tax Impact (666) (117) (76) (43) (49) Operating Net Income 9,369 6,512 1,560 5,541 6,604 OPERATING DILUTED NET INCOME PER SHARE Operating Net Income $ 9,369 $ 6,512 $ 1,560 $ 5,541 $ 6,604 Average Diluted Shares Outstanding 21,960,490 18,320,006 18,443,725 18,443,916 18,532,479 Operating Diluted Net Income per Share $ 0.43 $ 0.36 $ 0.08 $ 0.30 $ 0.36 OPERATING RETURN ON AVERAGE ASSETS (ROAA) Operating Net Income $ 9,369 $ 6,512 $ 1,560 $ 5,541 $ 6,604 Total Average Assets 3,043,847 2,350,021 2,059,306 2,030,231 2,005,950 Operating Return on Average Assets (ROAA) 1.22% 1.11% 0.30% 1.08% 1.31% OPERATING RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Average Tangible Equity $ 270,928 $ 237,743 $ 234,297 $ 226,922 $ 221,391 Operating Net Income 9,369 6,512 1,560 5,541 6,604 Operating Return on Average Tangible Equity (ROATE) 13.76% 11.02% 2.68% 9.69% 11.83% Non-GAAP Financial Measures Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using a blended statutory income tax rate of 26.14% excluding non-deductible one-time merger related items.

  Three Months Ended (Dollars in thousands, except per share information) September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 OPERATING NONINTEREST EXPENSE Noninterest Expense $ 22,739 $ 18,934 $ 14,211 $ 15,266 $ 15,531 Less: Merger Related Expense (2,548) (448) (290) (163) (187) Operating Noninterest Expense 20,191 18,486 13,921 15,103 15,344 OPERATING NONINTEREST EXPENSE / AVERAGE ASSETS Operating Noninterest Expense $ 20,191 $ 18,486 $ 13,921 $ 15,103 $ 15,344 Total Average Assets 3,043,847 2,350,021 2,059,306 2,030,231 2,005,950 Operating Noninterest Income / Average Assets 2.64% 3.16% 2.72% 2.95% 3.04% OPERATING EFFICIENCY RATIO Operating Noninterest Expense $ 20,191 $ 18,486 $ 13,921 $ 15,103 $ 15,344 Net Interest Income 19,656 17,675 16,661 16,581 17,156 Noninterest Income 14,804 10,823 5,874 5,719 6,788 Total Revenues 34,460 28,498 22,535 22,300 23,944 Operating Efficiency Ratio 58.59% 64.87% 61.78% 67.73% 64.08% Non-GAAP Financial Measures Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using a blended statutory income tax rate of 26.14% excluding non-deductible one-time merger related items.

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Denis Duncan Chief Financial Officer CapStar Financial Holdings, Inc. (615) 732-7492 Email: denis.duncan@capstarbank.com Corporate Headquarters